UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

300 E. Long Lake Road, Suite 100A Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously reported, on May 31, 2024, Titan Environmental Solutions Inc. (the “Company”) entered into a guaranty fee agreement with Charles Rizzo (the “Guaranty Fee Agreement”) as consideration for Mr. Rizzo providing a personal guaranty for the Company. Pursuant to the Guaranty Fee Agreement, the Company agreed to issue to Charles Rizzo, or his designee, an aggregate of 21,500,000 shares of common stock, $0.0001 par value per share (“Common Stock”), or the equivalent in Series A Convertible Preferred Stock (“Series A Preferred Stock”). On June 17, 2024, the Company issued 215,000 shares of Series A Preferred Stock to Mr. Rizzo’s designee pursuant to the Guaranty Fee Agreement (the “Guaranty Fee Shares”), which such shares are convertible into 21,500,000 shares of Common Stock. The Company issued the Guaranty Fee Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2024, the Company filed an Amended and Restated Certificate of Designation of the Preferences of Series A Convertible Preferred Stock (as amended, the “Series A COD”) with the Secretary of State of the State of Nevada, pursuant to which the number of shares of the Company’s authorized preferred stock designated as Series A Preferred Stock was increased from 1,242,900 shares to 1,567,900 shares. The rights related to the Series A Preferred Stock remain virtually identical to the rights related to the Company’s Common Stock, except that each share of Series A Preferred Stock is convertible into 100 shares of Common Stock and the shares of Series A Preferred Stock vote together with the Common Stock on all matters submitted for a vote to the Company’s common shareholders on an as-converted basis.

The foregoing description of the Series A COD does not purport to be a complete description of the rights and obligations thereunder and is qualified in its entirety by reference to the full text of such Series A COD, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock of Titan Environmental Solutions Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer